MONY Life Insurance Company of America

Incentive Life Legacy®

Incentive Life Legacy® II

PROSPECTUS SUPPLEMENT DATED FEBRUARY 15, 2013

This Supplement updates certain information in the above-referenced Prospectus, Supplements to the Prospectus and Statement of Additional Information, dated May 1, 2012, as previously supplemented (together, the “Prospectus”). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this supplement have the same meaning as in the Prospectus.

LIMITED OPPORTUNITY FOR UNRESTRICTED TRANSFER FROM THE GUARANTEED INTEREST OPTION

As described in your Prospectus, your policy permits you to transfer a limited amount of your policy’s account value out of the guaranteed interest option (“GIO”) during certain time periods (the “GIO Transfer Period”). See “Transferring your money among our investment options — Transfers you can make” (or other applicable sections regarding transfers) in your Prospectus. Through September 30, 2013, we are relaxing our policy rules so that, beginning on the business day after the Allocation Date and thereafter (through September 30, 2013), you may transfer any amount of unloaned policy account value out of the guaranteed interest option to any other investment option whether or not you are within the GIO Transfer Period.

You can request a transfer via the Internet by visiting our axa-equitable.com website and registering for online account access. If you need assistance, please contact a customer service representative by calling 1-800-777-6510. You can also write to us at our Administrative Office. In general, transfers take effect on the date the request is received. However, any written, telephone, Internet or facsimile transaction requests received after 4:00 p.m. (Eastern Time) take effect the next business day. Your transfer request must be received by 4:00 p.m. (Eastern Time) on September 30, 2013, in order to take advantage of this unrestricted transfer opportunity.

Please note that this offer does not apply to any amounts that we are holding as collateral for a policy loan or as “restricted” amounts as a result of your election to receive a living benefit or the Charge Reserve Amount for any MSO Segments, if available under your policy. Additionally, depending on your policy, there may be a charge for making this transfer. Your Prospectus will specify if your policy imposes a charge for this transfer.

MONY Life Insurance Company of America

1290 Avenue of the Americas

New York, NY 10104

Copyright 2013 MONY Life Insurance Company of America. All rights reserved.

Incentive Life Legacy® and Incentive Life Legacy® II are issued by MONY Life Insurance Company of America and are registered service marks of AXA Equitable Life Insurance Company.

GIO 01 (2/13)	Catalog No. 137727 (2/13)
IF/NB (AR)	#477582